Pacific Drilling Announces Final Voting Results

Indicating Overwhelming Acceptance of its Prearranged Plan of Reorganization

LUXEMBOURG, December 16, 2020 — Pacific Drilling S.A. (OTC: PACDQ) announced today the final voting results on the First Amended Joint Plan of Reorganization of Pacific Drilling S.A. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”).  The voting results indicate overwhelming acceptance of the Plan by the two classes entitled to vote on the Plan.  The Company has received votes in favor of the Plan from (a) 97.87% in number of the holders of Class 3 First Lien Notes Claims that voted and 99.98% in amount of Class 3 First Lien Notes Claims that voted and (b) 100% in number and amount of the Holders of Class 4 Second Lien Notes Claims that voted.  Based on the voting results, the Company believes that it remains on track for Plan confirmation at or shortly following the Plan confirmation hearing currently scheduled for December 21, 2020 in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) and for emergence from the Chapter 11 proceedings by year-end.

The Plan, if confirmed by the Bankruptcy Court, will de-lever the Company’s balance sheet by eliminating over $1 billion of funded debt obligations and provide the Company with access to additional liquidity to operate going forward through an $80,000,000 senior secured delayed draw term loan exit facility.  The Company expects to emerge by year-end with approximately $180 million of liquidity, consisting of new capital in the form of the exit facility and approximately $100 million of cash and cash equivalents on hand.

Voting on the Plan ended on December 14, 2020.  Prime Clerk LLC, the Company’s claims, noticing, and solicitation agent, has certified and filed the final voting results with the Bankruptcy Court on December 16, 2020.

Additional information regarding the restructuring and Chapter 11 proceedings, including the Plan, can be found (i) on our website at www.pacificdrilling.com/restructuring, (ii) on a website administered by Prime Clerk, at http://cases.primeclerk.com/PacificDrilling2020, or (iii) via our dedicated restructuring information line at: +1 877-930-4314 (toll free) or +1 347-897-4073 (international).

Advisors

Greenhill & Co. is acting as financial advisor, Latham & Watkins LLP and Jones Walker LLP are serving as legal counsel, and AlixPartners is acting as restructuring advisor to Pacific Drilling in connection with the restructuring.  Houlihan Lokey is acting as financial advisor and Akin Gump Strauss Hauer & Feld LLP is acting as legal advisor to an ad hoc group of noteholders.

About Pacific Drilling

With our best-in-class drillships and highly experienced team, Pacific Drilling is committed to exceeding our customers’ expectations by delivering the safest, most efficient and reliable deepwater drilling services in the industry. Pacific Drilling’s fleet of seven drillships represents one of the youngest and most technologically advanced fleets in the world. For more information about Pacific Drilling, including the Chapter 11 proceedings and the Plan of Reorganization, please visit our website at www.pacificdrilling.com.

Forward-Looking Statements

Certain statements and information contained in this press release constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are generally identifiable by their use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “our ability to,” “may,” “plan,” “potential,” “predict,” “project,” “projected,” “should,” “will,” “would”, or other similar words which are not generally historical in nature. The forward-looking statements speak only as of the date hereof, and we undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Our forward-looking statements express our current expectations or forecasts of possible future results or events, including the potential outcome of the Chapter 11 proceedings; the future impact of the COVID-19 pandemic on our business, future financial and operational performance and cash balances; our future liquidity position and future efforts to improve our liquidity position; revenue efficiency levels; market outlook; forecasts of trends; future client contract opportunities; future contract dayrates; our business strategies and plans or objectives of management; estimated duration of client contracts; backlog; expected capital expenditures; projected costs and savings; expectations regarding the outcome of the  ongoing bankruptcy proceedings of our two subsidiaries against whom the arbitration award related to the drillship known as the Pacific Zonda in favor of Samsung Heavy Industries Co. Ltd. (“SHI”) was rendered and the potential impact of the arbitration tribunal’s decision on our future operations, financial position, results of operations and liquidity.

Although we believe that the assumptions and expectations reflected in our forward-looking statements are reasonable and made in good faith, these statements are not guarantees, and actual future results may differ materially due to a variety of factors. These statements are subject to a number of risks and uncertainties and are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in such statements due to a variety of factors, including if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect.

Important factors that could cause actual results to differ materially from our expectations include: the  potential outcome of our Chapter 11 proceedings; evolving risks from the COVID-19 outbreak and resulting significant disruption in international economies, and international financial and oil markets, including a substantial decline in the price of oil during 2020, which if sustained would continue to have a material adverse effect on our financial condition, results of operations and cash flow; changes in actual and forecasted worldwide oil and gas supply and demand and prices, and the related impact on demand for our services;  the offshore drilling market, including changes in capital expenditures by our clients; rig availability and supply of, and demand for, high-specification drillships and other drilling rigs competing with our fleet; our ability to enter into and negotiate favorable terms for new drilling contracts or extensions of existing drilling contracts; our ability to successfully negotiate and consummate definitive contracts and satisfy other customary conditions with respect to letters of intent and letters of award that the Company receives for our drillships; actual contract commencement dates; possible cancellation, renegotiation, termination or suspension of drilling contracts as a result of mechanical difficulties, performance, market changes or other reasons; costs related to stacking of rigs and costs to reactivate a stacked rig; downtime and other risks associated with offshore rig operations, including unscheduled repairs or maintenance, relocations, severe weather or hurricanes or accidents; our small fleet and reliance on a limited number of clients; the outcome of our subsidiaries’ bankruptcy proceedings and any actions that SHI or others may take in the bankruptcy or other proceedings against the Company and our subsidiaries; our ability to continue as a going concern; our ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 proceedings; our ability to confirm and consummate the prearranged Plan; the effects of the Chapter 11 proceedings on our operations and agreements, including our relationships with employees, regulatory authorities, customers, suppliers, banks and other financing sources, insurance companies and other third parties; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 proceedings; risks associated with third-party motions in the Chapter 11 proceedings, which may interfere with our ability to confirm and consummate the prearranged Plan; increased advisory costs to execute the prearranged Plan; the potential adverse effects of the Chapter 11 proceedings on our liquidity, results of operations, or business prospects; increased administrative and legal costs related to the Chapter 11 proceedings and other litigation and the inherent risks involved in a bankruptcy process; the potential effects of the delisting of  our common shares  from trading on the New York Stock Exchange, including how long our common shares will trade on the over-the-counter market; the potential effects of the anticipated suspension by the Company of its reporting obligations to the Securities and Exchange Commission (“SEC”); and the other risk factors described in our 2019 Annual Report on Form 10-K filed with the SEC on March 12, 2020, as updated by our Quarterly Reports on Form 10-Q as filed with the SEC on May 8,  August 7, and November 6, 2020 and subsequent filings with the SEC. These documents are available through our website at www.pacificdrilling.com or through the SEC’s website at www.sec.gov.

Investor Contact:	James Harris
Pacific Drilling S.A.
+713 334 6662
Investor@pacificdrilling.com

Media Contact:	Amy L. Roddy
Pacific Drilling S.A.
+713 334 6662
Media@pacificdrilling.com